Income Taxes	3 Months Ended
Mar. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes
(8)	Income Taxes

The Company’s effective income tax rates were 14.0% and 2.13% for the three months ended March 31, 2020 and 2019, respectively. The Company has computed its provision for income taxes based on the estimated annual effective income tax rate and is affected by recurring items, such as tax rates in foreign jurisdictions and the relative amounts of income the Company earns in those jurisdictions.  It is also affected by the changes in discrete items that may occur in any given period. The change in the effective income tax rate for the three months ended March 31, 2020 versus the same period in 2019 was primarily due to an income tax benefit associated with discrete items and a net loss for the three months ended March 31, 2020.